UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 31, 2026

BitGo Holdings, Inc.
(Exact name of Registrant as specified in its charter)

Delaware	333-290409	82-3998490
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

101 S. Reid Street, Suite 307, PMB# 9793
Sioux Falls, SD 57103
(Address of principal executive offices, including zip code))

(650) 847-0009
Registrant’s Telephone Number, Including Area Code
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	BTGO	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes in Registrant’s Certifying Accountant

Dismissal of Independent Registered Public Accounting Firm

On March 31, 2026, the Audit Committee of the Board of Directors (the “Audit Committee”) of BitGo Holdings, Inc. (the “Company”) dismissed Crowe LLP (“Crowe”) as the Company’s independent registered public accounting firm.

Crowe’s audit reports on the Company’s consolidated financial statements for the fiscal years ended December 31, 2025 and December 31, 2024 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the Company’s two most recent fiscal years, which ended December 31, 2025 and December 31, 2024, and the subsequent interim period through March 31, 2026, (i) there were no “disagreements” (within the meaning set forth in Item 304(a)(1)(iv) of Regulation S-K) between the Company and Crowe on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Crowe’s satisfaction, would have caused Crowe to make reference to the subject matter of the disagreements in connection with their reports; and (ii) there were no “reportable events” (within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K) except concerning the material weaknesses in the Company’s internal control over financial reporting as disclosed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, filed with the Securities and Exchange Commission (the “SEC”) on March 27, 2026.

In accordance with Item 304(a)(3) of Regulation S-K, the Company provided Crowe with a copy of this Current Report on Form 8-K and requested that Crowe furnish it with a letter addressed to the SEC stating whether Crowe agrees with the statements of the Company herein and, if not, stating the respects in which it does not agree. Crowe furnished the requested letter, stating its agreement with such statements, and a copy is filed as Exhibit 16.1 to this Current Report on Form 8-K.

Engagement of New Independent Registered Public Accounting Firm

On March 31, 2026, the Audit Committee approved the engagement of KPMG LLP (“KPMG”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026. During the Company’s two most recent fiscal years and the subsequent interim period through March 31, 2026, neither the Company, nor anyone on its behalf, consulted KPMG regarding (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that KPMG concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue, or (ii) any matter that was either the subject of a “disagreement” (within the meaning set forth in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) or a “reportable event” (within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No	Description
16.1	Letter from Crowe LLP dated March 31, 2026.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BitGo Holdings, Inc.

Date:	April 6, 2026	By:	/s/ Edward Reginelli
Edward Reginelli
Chief Financial Officer